Exhibit 99.1

Eos Energy Enterprises Provides Preliminary Results & Issues Statement Regarding Its Customer Commitments and Backlog

Announces Second Quarter 2023 Financial Results Release and Conference Call

July 27, 2023 — EDISON, N.J. — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) (“Eos” or the “Company”), a leading provider of safe, scalable, efficient, and sustainable zinc-based energy storage systems, today announced that it expects to record revenue of $0.2 million for the quarter ended June 30, 2023, as the Company transitions manufacturing to the Eos Z3™ battery, with expected second quarter gross margin to improve by 20% to 50% over the prior quarter, cash balance (excluding restricted cash) of $23.2 million as of June 30, 2023, and booked orders of $86.9 million for the first half of 2023.

The Company also issues the following response to statements made about its customer backlog in external reports, republished and amplified on social media, regarding two of the Company’s customers:

International Electric Power, LLC (“IEP”), who was referred to as a “dubious counterparty”, has partnered with Eos since 2020 to co-develop two energy projects in Texas, with Eos providing upfront funding that was repaid when the project secured financing. The first of these projects is currently scheduled to break ground later this summer with product shipments expected in 2023.

The report also referred to legal proceedings involving multiple Bridgelink legal entities. The Company believes that its customer, Bridgelink Commodities, LLC, is a separate legal entity which is not implicated in the legal matters highlighted in today’s statements. This customer, representing 45% of the Company's backlog, reconfirmed today that it continues to build pipeline and is actively seeking financing for energy storage projects covered by Eos’s multi-year Master Supply Agreement.

Eos’ commercial pipeline remains strong and continues to grow in line with independent third party market forecasts. The Company believes its long-term business fundamentals are strongly supported by the secular shift occurring in the energy industry requiring long duration energy storage.

The Company continues to progress through the Department of Energy (DOE) Loan Programs Office’s (LPO) process for its Title XVII loan and is awaiting a conditional approval decision which may be taking longer due to changes from the recent Interim Final Rule announced in May. If approved, the conditional commitment would be the result of a thorough and rigorous due diligence program conducted by the LPO and multiple external industry experts to evaluate the Company’s technology and its ability to meet certain market and financial expectations.

The Eos Z3 transition is fully underway, and the first semi-automated battery manufacturing line is installed and ready to start commercial production. Eos Z3 batteries utilize the same chemistry, which has over 3 million cycles, that incorporates a new mechanical design aimed at improving performance, lowering cost and increasing manufacturability. The Company expects to deliver its first customer orders from this line in the third quarter. Eos’s progression to the Z3 battery incorporates valuable lessons learned from the past 15 years into a new system design which the Company expects to result in efficiencies as it develops its new state-of-the-art manufacturing line.

Eos will release its full second quarter 2023 financial results after the U.S. market closes on August 14, 2023. A conference call to discuss its results will take place the following morning on August 15 at 8:30 a.m. Eastern Time.

A live webcast of the call will be available on the “Investor Relations” page of the Company’s website at https://investors.eose.com. To access the call by phone, please register in advance using this link (registration link), and you will be provided with dial in details via email upon registration. To avoid delays, we encourage participants to dial into the conference call fifteen minutes ahead of the scheduled start time.

The conference call replay will be available via webcast through Eos’ investor relations website for twelve months following the live presentation. The webcast replay will be available from 11:30 a.m. ET on August 15, 2023, and can be accessed by visiting https://investors.eose.com/events-and-presentations.

About Eos

Eos Energy Enterprises, Inc. is accelerating the shift to clean energy with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. Safe, scalable, efficient, sustainable—and manufactured in the U.S—it's the core of our innovative systems that today provide utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3- to 12-hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com.

Contacts
Investors: ir@eose.com
Media: media@eose.com

Forward-Looking Statements / Disclaimer

This press release includes certain statements that may constitute "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements that refer to our expected revenue and gross margins for the second quarter 2023 and cash balance as of June 30, 2023, the Department of Energy Loan approval process, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. There is no assurance that DOE will offer a term sheet to the applicant, or that the terms and conditions of a term sheet will be consistent with terms proposed by the applicant. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: the preliminary financial information remains subject to changes and finalization based upon management’s ongoing review of results for the second quarter 2023 and the completion of all quarter closing procedures; changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to secure final approval of a loan from the Department of Energy or the final amount of any loan; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to secure financing to continue expansion; our customer’s ability to secure project financing; our ability to develop efficient manufacturing processes to scale and to

2

forecast related costs and efficiencies accurately, and to secure labor; fluctuations in our revenue and operating results; competition from existing or new competitors; the failure to convert firm order backlog and pipeline to revenue; the failure to sufficiently reduce manufacturing costs, potential delays in the launch of our Eos Z3 battery; inefficient implementation of the Inflation Reduction Act of 2022; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; risks associated with security breaches in our information technology systems; the risk of a government shutdown as Eos remains in due diligence on its loan application with the U.S. Department of Energy Loan Programs Office; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes in federal, state, or local laws; risks associated with potential costs of regulatory compliance; risks associated with changes to U.S. trade policies; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulation; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Eos’s most recent filings with the Securities and Exchange Commission, including Eos’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Eos makes with the Securities and Exchange Commission from time to time. Moreover, Eos operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, Eos assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

3